UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 29, 2007

PREMIER WEALTH MANAGEMENT, INC.
(Exact name of Registrant as specified in its charter)

Delaware	333-104631	43-1988542
(State or incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5 Them. Dervis Street, 3rd Floor, CY-1066 Nicosia, Cyprus
(Address of principal executive offices)

011-352 2630 1540
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

The information contained in Item 4.02 below is incorporated by reference into this Item 2.02.

Item 4.02 — Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On October 29, 2007, Premier Wealth Management, Inc. (the “Company”) determined that the Company’s previously issued financial statements contained in its Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006 and in its Quarterly Reports on Form 10-QSB for the fiscal quarters ended September 30, 2006, March 31, 2007 and June 30, 2007, were in error.

The Company did not disclose the nature of a put option issued to Protrust Financial Services SA (“Protrust”) in connection with its acquisition of Protrust’s wholly owned subsidiary, Master Trust S.A. (“Master Trust”), formerly known as Protrust Private Clients, S.A., (the “Protrust Acquisition”). The Protrust acquisition was completed in August 2006 pursuant to a Share Pledge Agreement, a Put Option Deed issued to Protrust, a Transitional Services Agreement and a Sale and Purchase Agreement, the general terms of which were disclosed in previous filings. While the Put Option Deed was reflected within the financial statements of the foregoing reports, it was erroneously reflected as equity as opposed to a liability of $3,000,000 on the balance sheet of the Company for each of the reporting periods. This resulted in an understatement of liabilities and an overstatement of equity.

The Company did not disclose the nature of a put option issued to the minority owner of Master Finance, SA in connection with its acquisition of Master Finance Europe, SA and Master Finance Belgium, SA (the “Master Finance Acquisition”). The Master Finance acquisition was completed in September 2005 pursuant to a Sale and Purchase Agreement, the general terms of which were disclosed in previous filings. The Purchase Agreement was amended several times from September 2005 through September 2006. The Purchase Agreement contained a put option related to the minority interest in Master Finance. This put option was not previously disclosed or accounted for. This put option would have reduced minority interest and increased liabilities by 800,000 Euros ($1,015,040 at September 30, 2006; $1,056,240 at December 31, 2006; $1,066,800 at March 31, 2007 and $1,078,000 at June 30, 2007), respectively for each of the reporting periods.

Accordingly, the Company’s previously issued financial statements covering such periods should no longer be relied upon because of these errors.

The Company’s Chief Financial Officer, at the direction of management, discussed such findings with the Company’s independent auditors and the subject matter hereof.

A copy of this report has been provided to Malone and Bailey, P.C., which acted as the Company’s independent auditors of the financial statements provided in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2006, and as the Company’s independent reviewing auditor’ for the Quarterly Reports on Form 10-QSB for the fiscal quarters ended September 30, 2006, March 31, 2007 and June 30, 2007.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

None.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: November 2, 2007	PREMIER WEALTH MANAGEMENT, INC.
(Registrant)

By: /s/ Nigel Gregg
Nigel Gregg
Chief Executive Officer